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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: October 15, 2002


                              FLEXXTECH CORPORATION
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)


             000-25499                                     88-0390360
      ------------------------                 ---------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)

                          20902 Bake Parkway, Suite 12
                             Lake Forest, California
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               (Address of principal executive offices) (Zip Code)

                                 (949) 460-7740
                                ----------------
              (Registrant's telephone number, including area code)


                         Infinite Technology Corporation
                         -------------------------------
                           (Registrant's Former name)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

I        ACQUISITION OF W3M, INC. (dba "Paradigm Cabling Systems")
         ---------------------------------------------------------

         On October 1, 2001, the Company acquired 80% of the outstanding Common Shares of W3M, Inc. (dba "Paradigm Cabling Systems"), a privately held California corporation ("Paradigm"), in a stock for stock exchange. Pursuant to the terms of the acquisition, 80% of the outstanding capital stock of Paradigm was transferred to the Company on said date. In exchange, the Company agreed as soon as practical to issue shares of a new Series A Convertible Preferred Stock of Flexxtech Corporation (hereinafter the "Series A Preferred"), to the exchanging shareholders of Paradigm as follows:

         Name                    No. Of Shares of Series A Convertible Preferred
         -----------------------------------------------------------------------

         Michael Cummings                       71.25 shares
         Ashford Capital                        71.25 shares
                                             ---------------

                                  Total        142.50 shares

         The Series A Preferred is to be convertible, in whole or in part at the option of the holder, into shares of the Common Stock of Flexxtech. Each one share of Series A Preferred is to be convertible into the number of shares of Flexxtech Common Stock obtained by dividing $10,000 by 85% of the average of the lowest three intra day bids for Flexxtech's Common Stock on the primary exchange or public market in what Flexxtech's Common Stock is listed, over the ten trading days immediately preceding the conversion date, and multiplying the result by 120%. Fractional common shares on conversion are rounded to the nearest whole share.

         The Series A Preferred is to have a liquidation preference equal to $15,000 per Series A share, after which each share will share on a pro rata basis with the Common Stock, based upon the number of shares into which the Series A Preferred would have been convertible on the date of liquidation, distribution of assets, dissolution or winding up. The Series A Preferred is to also have various other anti-dilution protections.

         The Company at its sole discretion, has the option to redeem all or part of the Series A Preferred at a redemption price equal to the greater of $12,000 per share, or the market value of the Common Stock into which the Series A Preferred is convertible on the date of redemption.


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         Because Flexxtech's Articles of Incorporation do not provide for
         Preferred Stock, before the Series A Preferred can be authorized and issued, the shareholders of Flexxtech, by majority in capital interest, must adopt amendments to the company's Articles of Incorporation. In the event Flexxtech has not obtained the necessary shareholder approvals amending its Articles to create the class of Series A Preferred Stock, and is unable to issue the required Series A Preferred shares and deliver the certificates evidencing said shares to the Paradigm exchanging shareholders by the close of business at 5 p.m. Pacific Standard Time, on January 31, 2003, then in such event the Paradigm exchanging shareholders' entitlement to Series A Preferred Shares converts automatically and without further action on their part, into a right to immediately receive in lieu of said Series A Preferred Stock, that number of shares of Flexxtech Common Stock to which the Paradigm exchanging shareholders would have been entitled had they been previously issued the Series A Preferred Stock, and then elected on January 31, 2003 to have all of their Series A Preferred Stock converted into Flexxtech's Common Stock in accord with the above described Series A Preferred conversion provisions.

         As part of the transaction, the Company agreed to use its best efforts to arrange in the future for an infusion of $250,000 in additional capital, either as debt or equity or some combination of both, to Paradigm, in order to increase its working capital.

         On September 16, 2002, Michael Cummings, the President and CEO of Paradigm, and one of the two Paradigm shareholders exchanging shares, was elected to fill one of the existing vacancies on the Board of Directors of Flexxtech.

         As a result of this transaction, Flexxtech acquired Paradigm as an 80%-owned subsidiary. The remaining 20% of Paradigm's outstanding stock continues to be held Greg Wilber, Mondo Marshall and Sandra Stewart, the original Paradigm shareholders.

II.      BUSINESS OF PARADIGM
         --------------------

         As a result of its acquisition of 80% of Paradigm, and its previous sale on September 13, 2002 of its former wholly-owned subsidiary, North Texas Circuit Board Corp., the sole business of the Company as of November 1, 2001, became the business carried on by its 80%-owned subsidiary, Paradigm.

         PRIOR HISTORY OF PARADIGM. Paradigm was incorporated in California in May of 1998, under its current corporate name, W3M, Inc., to establish a business of providing equipment, contract installation and technical consulting in connection with the establishment of cable systems for larger industrial and educational complexes.

         CURRENT BUSINESS. Paradigm is a full service computer cabling, networking and telecommunications integrator contractor, providing networks from stem to stern in house, for larger, medium and smaller industrial, educational and residential complexes. During the 9-1/2 months through October 14, 2002, Paradigm booked in excess of $1,000,000 in sales of products and services.


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         A. PRODUCTS. The Company designs and installs voice, video/audio, and data networks utilizing copper and fiber optic products for its customers. The Company's services include:

                  Project management
                  Data communications services
                  Structured cabling design
                  Planning
                  Installation and support services
                  Hardware maintenance/installation
                  Equipment installation and relocation services
                  Training
                  Electrical installations
                  Conduit design and installation

         B. SERVICES. Paradigm's engineers design, install and service Communication Infrastructure for Voice and Data; including Copper, Fiber and Wireless Systems. The Company's staff has an aggregate of over 235 years of telecommunications experience, and management prides itself on providing a turn-key solution to meet the customer's technology needs.

         Paradigm Cabling Systems' professional infrastructure services include:

                  Category 3, 5, 5e and 6 twisted pair cable installation Single-mode/Multi-mode fiber optics installation
                  RG6, 8, 58, 59, and 62 coaxial cable, and .500 series
                     broadband coax installation
                  Networking equipment sales, service, and installation
                  Phone switch sales, service, and programming, and installation Wireless LAN/WAN installation
                  Electrical installations
                  OSP trenching/backfill and conduit installations
                  Full service 24-hour Service Department
                  Technicians Certified for work with Asbestos and Lead,
                     Firestop Certified, Fiber Certified, Copper Solution certified.

         C.  ORGANIZATION - PARADIGM'S THREE DIVISIONS

                  Paradigm's services and products have been sub-divided into three divisions:

                  Electrical Division:
                  --------------------

                  In-House Wiring
                  Main & Sub Panel Addition/Replacement
                  Additional Power Circuits (IG & Isolated)
                  Un-interruptable Power Systems (UPS)
                  Re-locatable Building Power Hookup


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                  Construction Division:
                  ----------------------

                  Conduit Distribution Systems Design & Installation (EMT, IMC,
                     RIGID, PVC)
                  Concrete Cutting, Coring & Replacement
                  Asphalt Cutting & Replacement
                  Voice Division:
                  ---------------
                  Installation and Maintenance of Telephone Switching Equipment Certified Technicians from Nortel Meridian, Lucent, Telrad,
                     Panasonic, Com-Dial, Mytel
                  Complete design and relocation service
                  Structured Cabling Design, Planning, Installation and
                     Maintenance Services
                  Network Analysis, Design, Troubleshooting, and Support Project Management
                  System Integration & Hardware Maintenance
                  Equipment Installation and Relocation Services
                  Site Surveys and Construction Planning
                  Documentation/Auto CAD
                  Underground & Aerial Cable Installation
                  24 Hour/7Day-A-Week Support

         D. CUSTOMERS. Paradigm's customers range from small organizations to very large corporations, and are in a diversity of industries, from manufacturing, retail and financial to education and government.

         Complexes undertaken by Paradigm over the past four years have included the following projects:

1. WARNER BROTHERS - Installation of 51 Category 6 stationers and (2) 6-strand multimode fiber optic cables to the 3rd and 4th floor IDF's.
         (2002)

2.       VERIZON - Authorized Structured Cabling Partner. (1999)

3. UPS - Installation of OSP fiber and Copper throughout campus. Installation of 150 locations (600 Cables) in a 150,000 square foot student recreation center. Work also includes installation of fiber background to (7) IDF closets. (2001)

4. NEXTEL - Installation of 1,000 voice and data stations (4,000 Cables) in two 40,000 square foot office buildings. Work included high count OSP Fiber and copper cables. (2001)

5. UCLA - Designated Installation Contractor for UCLA Medical Center Voice and Data Communications infrastructure. (2002)

6. UNIVERSITY OF CALIFORNIA, IRVINE - Installation of OSP fiber and Copper throughout campus. Installation of 150 locations (600 Cables) in a 150,000 square foot student recreation center. Work also includes installation of fiber and copper backbone able. (2000)


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7.       LUCENT TECHNOLOGIES - Installation of 1,000 voice and data stations
         (4000 Cables) in an 180,000 square foot laser manufacturing facility. Design and install MDF, splicing 1200 pair cable, and conduit horizontal pathways. (2000)

8. PACIFIC SUNWEAR - Installation of (750) duplex category 6 voice and Data Work Area Outlets, Optical Fiber riser and paging system in two buildings totaling 320,000 square feet of clothing distribution and office space. Build-out Pacific Sunwear Corporate Data Center.

         Other customers over the past four years have included the following companies:

            Loma Linda University                       Intel
            K-Love                                      SBC
            Kaiser Permanente                           Union Bank of California
            Veterinary Pet Insurance                    Pacsun.com
            City of Hope                                Wells Fargo Bank

         As a total telecommunications services provider, Paradigm has network systems integration and installation experience with Bay Networks, 3Com, and Cisco Systems.

         E. WARRANTIES. Paradigm typically guarantees its materials and workmanship for 15 years. The Company also registers its installed systems with the manufacturer and will extend the manufacturers' warranty for the customers where applicable.

         Paradigm is an authorized Commscope, Panduit, Leviton, Ortronics, Nordx, General/Brand-Rex BICC Company, Siemon and Tyco/Amp Certified Installations Company. This enables the Company to maintain manufacturers extended performance and product warranties for its registered projects.

         F. VENDORS. Paradigm utilizes a network of manufacturers and suppliers throughout the world. Each supplier is monitored for quality, delivery performance and cost through a well-established certification program. This network has manufacturing and engineering capabilities to customize products for specialized applications. Paradigm believes that the loss of any single source of supply would not adversely affect its business.

         G. COMPETITION. Paradigm competes with other technical service companies, many of whom have more experience and are better capitalized. Management believes it compares favorably to competitors because of Paradigm's broad suite of high quality technical services, product quality and selection, and its superior customer service.


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         H. EMPLOYEES. As of November 1, 2002, the Company had 18 full time employees and no part time employees. None of the Company's employees belong to a union.

         I. PATENTS, COPYRIGHTS AND TRADEMARKS. Paradigm holds no copyrights, patents or trademarks.

         J. CAPITAL. Paradigm's capital is currently sufficient to maintain, but not to expand its business. Flexxtech, as part of the transaction whereby it acquired 80% of the outstanding stock of Paradigm, has committed to raise a total of $250,000 in additional capital for Paradigm, through the private sale of debt or equity, or perhaps a combination thereof. Whether Flexxtech will be successful in raising this capital, or over what period and at what cost, is uncertain at this time. As a result, the sources, availability and terms for additional capital to expand Paradigm's business are unknown at this date, and there is no assurance the Company will be able to obtain sufficient capital to expand its business and further implement its business plan.

         K. CAUTION REGARDING FORWARD-LOOKING STATEMENTS. Certain of the statements contained in this Form 8-K Report are not historical facts, but are "forward-looking statements". They can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "should", "intends" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Such forward-looking information involves important risks and uncertainties that could significantly affect otherwise expected results in the future.

         The Company does not promise to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. Persons reading this Form 8-K Report are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, readers should specifically consider all the various factors which could cause actual events or results or differ materially from those anticipated by such forward-looking statements.

ITEM 5.  OTHER EVENTS.

I. ELECTION OF MICHAEL CUMMINGS TO THE BOARD OF DIRECTORS
   ------------------------------------------------------

In connection with the acquisition by Flexxtech of Paradigm, one of the four existing vacancies on the Board of Directors of Flexxtech was filled by the appointment on September 16, 2002, of Michael Cummings to the Board of Directors of Flexxtech to fill one of the existing Board vacancies.

Michael Cummings, age 39, began serving as President of Paradigm in 2002. He has previously served as the President of Network Installation Corp from 1996 to 2001. During his tenure, Network Installation Corp, increased its sales from $400,000 per year to over $7 million per year. Prior to that, he was the Vice President of Sales for LAN-LAB Communications. During his tenure there, LAN-LAB Communications increased sales from $1.0 million to $6.0 million. Mr. Cummings holds the following degrees and licenses: C-7 Low Voltage License



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III. CONVERSION OF CERTAIN EXISTING DEBT INTO SERIES A PREFERRED STOCK
     -----------------------------------------------------------------

On October 30, 2002, Western Cottonwood Corporation, the holder of $2,000,000 in Flexxtech long term debt, which with accrued interest, totaled $2,638,275.33 in total debt at October 31, 2002, entered into a binding agreement with the Company, whereby Western Cottonwood Corporation agreed to exchange $2,000,000 in existing debt principal, in exchange for 200 Shares of new Series A Convertible Preferred Stock to be issued by the Company. The terms for the Series A Preferred Stock to be issued are the same as for the Series A Preferred to be issued by Flexxtech to the shareholders of Paradigm in exchange for the acquisition of their Paradigm shares, as set forth in Item 1 herein. The remaining $638,275.33 would remain as a debt of the Company.

Because Flexxtech's Articles of Incorporation do not provide for Preferred Stock, before the Series A Preferred can be authorized and issued, the shareholders of Flexxtech, by majority in capital interest, must adopt amendments to the company's Articles of Incorporation. In the event Flexxtech has not obtained the necessary shareholder approvals amending its Articles to create the class of Series A Preferred Stock, and is unable to issue the required Series A Preferred shares and deliver the certificates evidencing said shares to the exchanging debt holders by the close of business at 5 p.m. Pacific Standard Time, on January 31, 2003, then in such event Western Cottonwood Corporation`s entitlement to Series A Preferred Shares converts automatically and without further action on the debt holder's part, into a right to immediately receive in lieu of said Series A Preferred Stock, that number of shares of Flexxtech Common Stock to which Western Cottonwood Corporation would have been entitled had it been previously issued the Series A Preferred Stock, and then elected on January 31, 2003 to have all of its Series A Preferred Stock converted into Flexxtech's Common Stock in accord with the Series A Preferred conversion provisions.

Western Cottonwood Corporation may be deemed to be an affiliate of the Company, since its principal shareholders in the aggregate currently own in excess of 7.3% of Flexxtech's outstanding Common Stock.


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ITEM 7.  EXHIBITS

                                    EXHIBITS

10.1. Stock Purchase Agreement between the Buyer Flexxtech Corporation and the Sellers W3M, Inc., dba Paradigm Cabling Systems, Michael Cummings and Ashford Capital dated August 20, 2002. *

10.2. Flexxtech Corporation Series A Convertible Preferred Stock Purchase Agreement, dated August 20, 2002.

10.3. Amendment to Closing Certificate for Flexxtech Corporation and W3M, Inc. dated September 13, 2002.

10.4. 2nd Amendment to Stock Purchase Agreement Between Flexxtech Corporation (Buyer") and W3M, Inc., dba Paradigm Cabling Systems, Michael Cummings and Ashford Capital, dated August 27, 2002.

10.5. Agreement with Western Cottonwood Corporation Re Conversion of Debt into Equity.



* Supplied as an Exhibit to original filing of Form 8-K on August 20, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.




                                             By /s/ Greg Mardocks
                                                -----------------------------
                                                 Greg Mardock,
                                                 President

     Date: October 31, 2002